Ex_10.56.13

Principal $9,444,500.00	Loan Date 06-19-2019	Maturity 07-01-2024	Loan No	Call / Coll 8100	Account	Officer 403	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LF3 Eagan, LLC	Lender: Western State Bank
LF3 Eagan TRS, LLC	West Fargo
1635 43rd Street South, Suite 205	P.O. Box 617 755 13th Ave E
Fargo, ND 58103	West Fargo, ND 58078

Grantor:                  LF3 Eagan TRS, LLC

1635 43rd Street South, Suite 205

Fargo, ND  58103

INSURANCE REQUIREMENTS. Grantor, LF3 Eagan TRS, LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to LF3 Eagan, LLC; and LF3 Eagan TRS, LLC ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: Assignment of Franchise Agreement dated June 19, 2019 between Hilton Franchise Holding LLC, a Delaware Limited Liability Company and LF3 Eagan TRS, LLC, a Delaware Limited Liability Company. This Franchise Agreement constitutes a license to operate a hotel as Hampton Inn by Hilton brand hotel located at 3000 Eagandale Place, Eagan, MN  55121..

Type:  All risks, including fire, theft and liability.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements:   Lender loss payable  clause with stipulation that coverage will not be  cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of June 19, 2019, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED JUNE 19, 2019.

GRANTOR:

LF3 EAGAN TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Eagan TRS, LLC

By: /s/ Katie Cox

Katie Cox, Chief Financial Officer of Lodging Fund REIT III TRS,
Inc.

FOR LENDER USE ONLY
INSURANCE VERIFICATION
PHONE (952) 941-9418

DATE:
AGENT'S NAME: Laura Sutherland
AGENCY: Ross Nesbit Agencies, Inc.
ADDRESS: 5900 Rowland Road, Minnetonka, MN 55343
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

LaserPro, Ver. 19.4.10.036  Copr. Finastra USA Corporation 1997, 2020.     All Rights Reserved.   - ND  C:\LASERPRO\CFI\LPL\I10.FC  TR-3942  PR-8

Principal $9,444,500.00	Loan Date 06-19-2019	Maturity 07-01-2024	Loan No	Call / Coll 8100	Account	Officer 403	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LF3 Eagan, LLC	Lender: Western State Bank
LF3 Eagan TRS, LLC	West Fargo
1635 43rd Street South, Suite 205	P.O. Box 617 755 13th Ave E
Fargo, ND 58103	West Fargo, ND 58078

Grantor:                  LF3 Eagan, LLC

1635 43rd Street South, Suite 205

Fargo, ND  58103

INSURANCE REQUIREMENTS. Grantor, LF3 Eagan, LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to LF3 Eagan, LLC; and LF3 Eagan TRS, LLC ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:     3000 Eagandale Place, Eagan, MN  55121.

Type:  Fire and extended coverage.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 3000 Eagandale Place, Eagan, MN  55121.

Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Grantor agrees to obtain and maintain flood insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program, from private insurers providing "private flood insurance" as defined by applicable federal flood insurance statutes and regulations, or from another flood insurance provider that is both acceptable to Lender in its sole discretion and permitted by applicable federal flood insurance statutes and regulations.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of June 19, 2019, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED JUNE 19, 2019.

GRANTOR:

LF3 EAGAN, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Eagan, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Katie Cox

Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc.

FOR LENDER USE ONLY
INSURANCE VERIFICATION
PHONE (952) 941-9418

DATE:
AGENT'S NAME: Laura Sutherland
AGENCY: Ross Nesbit Agencies, Inc.
ADDRESS: 5900 Rowland Road, Minnetonka, MN 55343
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

LaserPro, Ver. 19.4.10.036  Copr. Finastra USA Corporation 1997, 2020.   All Rights Reserved.   - ND  C:\LASERPRO\CFI\LPL\I10.FC  TR-3942  PR-8

Principal $9,444,500.00	Loan Date 06-19-2019	Maturity 07-01-2024	Loan No	Call / Coll 8100	Account	Officer 403	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Grantor: LF3 Eagan, LLC	Lender: Western State Bank
LF3 Eagan TRS, LLC	West Fargo
1635 43rd Street South, Suite 205	P.O. Box 617 755 13th Ave E
Fargo, ND 58103	West Fargo, ND 58078

INSURANCE REQUIREMENTS. Grantor, LF3 Eagan, LLC; and LF3 Eagan TRS, LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the  "Collateral"):

Collateral:     All Fixtures at 3000 Eagandale Place, Eagan, MN  55121.

Type:  All risks, including fire, theft and liability.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements:   Lender loss payable  clause with stipulation that coverage will not be  cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

Collateral:     All Inventory, Equipment, Timber and Minerals, Oil and Gas.

Type:  All risks, including fire, theft and liability.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements:   Lender loss payable  clause with stipulation that coverage will not be  cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of June 19, 2019, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED JUNE 19, 2019.

GRANTOR:

LF3 EAGAN, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Eagan, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Katie Cox

Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc.

LF3 EAGAN TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Eagan TRS, LLC

By: /s/ Katie Cox

Katie  Cox, Chief Financial Officer of Lodging Fund REIT III TRS, Inc.

FOR LENDER USE ONLY INSURANCE VERIFICATION
DATE:	PHONE (952) 941-9418
AGENT'S NAME: Laura Sutherland
AGENCY: Ross Nesbit Agencies, Inc.
ADDRESS: 5900 Rowland Road, Minnetonka, MN 55343
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

FOR LENDER USE ONLY INSURANCE VERIFICATION
DATE:	PHONE (952) 941-9418
AGENT'S NAME: Laura Sutherland
AGENCY: Ross Nesbit Agencies, Inc.
ADDRESS: 5900 Rowland Road, Minnetonka, MN 55343
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

LaserPro, Ver. 19.4.10.036  Copr. Finastra USA Corporation 1997, 2020.   All Rights Reserved.   - ND  C:\LASERPRO\CFI\LPL\I10.FC  TR-3942  PR-8

Principal	Loan Date 06-19-2019	Maturity	Loan No	Call / Coll 8100	Account	Officer 403	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LF3 Eagan, LLC	Lender: Western State Bank
LF3 Eagan TRS, LLC	West Fargo
1635 43rd Street South, Suite 205	P.O. Box 617 755 13th Ave E
Fargo, ND 58103	West Fargo, ND 58078

Grantor:                  LF3 Eagan, LLC

1635 43rd Street South, Suite 205

Fargo, ND  58103

TO:

DATE:  June 19, 2019

Ross Nesbit Agencies, Inc.
ATTN: Laura Sutherland 5900
Rowland Road
Minnetonka, MN 55343

RE:                          Policy Number(s):

Insurance Companies/Company:

Dear Laura Sutherland:

LF3 Eagan, LLC; and LF3 Eagan TRS, LLC ("Borrower"), are obtaining a loan from Western State Bank. Please send appropriate evidence of insurance to Western State Bank, together with the requested endorsements, on the following property, which Grantor, LF3 Eagan, LLC ("Grantor") is giving as security for the loan.

Collateral:      3000 Eagandale Place, Eagan, MN  55121.

Type:  Fire and extended coverage.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

Latest Delivery Date: By the loan closing date.

GRANTOR:

LF3 EAGAN, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Eagan, LLC _

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Katie Cox

Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc.

RETURN TO:

West Fargo
P.O. Box 617 755
13th Ave E
West Fargo, ND 58078

LaserPro,   Ver.   19.4.10.036       Copr.   Finastra   USA   Corporation   1997,   2020.                                                                                                                                                                                                                                                                                                                                                                                                                  All   Rights  Reserved. -   ND C:\LASERPRO\CFI\LPL\I11.FC TR-3942 PR-8

Principal	Loan Date 06-19-2019	Maturity	Loan No	Call / Coll 8100	Account	Officer 403	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Grantor: LF3 Eagan, LLC	Lender: Western State Bank
LF3 Eagan TRS, LLC	West Fargo
1635 43rd Street South, Suite 205	P.O. Box 617 755 13th Ave E
Fargo, ND 58103	West Fargo, ND 58078

TO:

DATE:  June 19, 2019

Ross Nesbit Agencies, Inc.
ATTN: Laura Sutherland 5900
Rowland Road
Minnetonka, MN 55343

RE:                          Policy Number(s):

Insurance Companies/Company:

Dear Laura Sutherland:

Grantor, LF3 Eagan, LLC; and LF3 Eagan TRS, LLC ("Grantor") is obtaining a loan from Western State Bank.  Please send appropriate evidence of insurance to Western State Bank, together with the requested endorsements, on the following property, which Grantor is giving as security for the loan.

Collateral:     All Fixtures at 3000 Eagandale Place, Eagan, MN  55121.

Type:  All risks, including fire, theft and liability.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements:   Lender loss payable  clause with stipulation that coverage will not be  cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

RETURN TO:

West Fargo
P.O. Box 617 755
13th Ave E
West Fargo, ND 58078

LaserPro,   Ver.   19.4.10.036       Copr.   Finastra   USA   Corporation   1997,   2020.                                                                                                                                                                                                                                                                                                                                                                                                                  All   Rights  Reserved. -   ND C:\LASERPRO\CFI\LPL\I11.FC TR-3942 PR-8

NOTICE OF INSURANCE REQUIREMENTS

(Continued)

GRANTOR:

LF3 EAGAN, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Eagan, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Katie Cox

Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc.

LF3 EAGAN TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Eagan TRS, LLC

By: /s/ Katie Cox

Katie  Cox, Chief Financial Officer of Lodging Fund REIT III TRS,

Inc.

Principal	Loan Date 06-19-2019	Maturity	Loan No	Call / Coll 8100	Account	Officer 403	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LF3 Eagan, LLC	Lender: Western State Bank
LF3 Eagan TRS, LLC	West Fargo
1635 43rd Street South, Suite 205	P.O. Box 617 755 13th Ave E
Fargo, ND 58103	West Fargo, ND 58078

Grantor:                  LF3 Eagan TRS, LLC

1635 43rd Street South, Suite 205

Fargo, ND  58103

DATE:  June 19, 2019

TO:

Ross Nesbit Agencies, Inc.
ATTN: Laura Sutherland 5900
Rowland Road
Minnetonka, MN 55343

RE:                          Policy Number(s):

Insurance Companies/Company:

Dear Laura Sutherland:

LF3 Eagan, LLC; and LF3 Eagan TRS, LLC ("Borrower"), are obtaining a loan from Western State Bank. Please send appropriate evidence of insurance to Western State Bank, together with the requested endorsements, on the following property, which Grantor, LF3 Eagan TRS, LLC ("Grantor") is giving as security for the loan.

Collateral: Assignment of Franchise Agreement dated June 19, 2019 between Hilton Franchise Holding LLC, a Delaware Limited Liability Company and LF3 Eagan TRS, LLC, a Delaware Limited Liability Company. This Franchise Agreement constitutes a license to operate a hotel as Hampton Inn by Hilton brand hotel located at 3000 Eagandale Place, Eagan, MN  55121..

Type:  All risks, including fire, theft and liability.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements:   Lender loss payable  clause with stipulation that coverage will not be  cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

GRANTOR:

LF3 EAGAN TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Eagan TRS, LLC

By: /s/ Katie Cox

Katie  Cox, Chief Financial Officer of Lodging Fund REIT III TRS, Inc.

RETURN TO:

West Fargo
P.O. Box 617 755
13th Ave E
West Fargo, ND 58078

LaserPro,   Ver.   19.4.10.036       Copr.   Finastra   USA   Corporation   1997,   2020.                                                                                                                                                                                                                                                                                                                                                                                                                  All   Rights  Reserved. -   ND C:\LASERPRO\CFI\LPL\I11.FC TR-3942 PR-8

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date 06-19-2019	Maturity	Loan No	Call / Coll 8100	Account	Officer 403	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Grantor: LF3 Eagan, LLC	Lender: Western State Bank
LF3 Eagan TRS, LLC	West Fargo
1635 43rd Street South, Suite 205	P.O. Box 617 755 13th Ave E
Fargo, ND 58103	West Fargo, ND 58078

TO:

DATE:  June 19, 2019

Ross Nesbit Agencies, Inc.
ATTN: Laura Sutherland 5900
Rowland Road
Minnetonka, MN 55343

RE:                          Policy Number(s):

Insurance Companies/Company:

Dear Laura Sutherland:

Grantor, LF3 Eagan, LLC; and LF3 Eagan TRS, LLC ("Grantor") is obtaining a loan from Western State Bank.  Please send appropriate evidence of insurance to Western State Bank, together with the requested endorsements, on the following property, which Grantor is giving as security for the loan.

Collateral:     All Inventory, Equipment, Timber and Minerals, Oil and Gas.

Type:  All risks, including fire, theft and liability.

Amount:  Full Insurable Value.

Basis: Replacement value.

Endorsements:   Lender loss payable  clause with stipulation that coverage will not be  cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

RETURN TO:

West Fargo
P.O. Box 617 755
13th Ave E
West Fargo, ND 58078

LaserPro,   Ver.   19.4.10.036       Copr.   Finastra   USA   Corporation   1997,   2020.                                                                                                                                                                                                                                                                                                                                                                                                                  All   Rights  Reserved. -   ND C:\LASERPRO\CFI\LPL\I11.FC TR-3942 PR-8

NOTICE OF INSURANCE REQUIREMENTS

(Continued)

P

GRANTOR:

LF3 EAGAN, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Eagan, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Katie Cox

Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc.

LF3 EAGAN TRS, LLC

LODGING FUND REIT III TRS, INC., Sole Member of LF3 Eagan TRS, LLC

By: /s/ Katie Cox

Katie  Cox, Chief Financial Officer of Lodging Fund REIT III TRS, Inc.

1